UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

AMG Funds I

(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2021 – DECEMBER 31, 2021

(Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds December 31, 2021 AMG Managers CenterSquare Real Estate Fund

Class N: MRESX	Class I: MRASX	Class Z: MREZX

amgfunds.com	123121 AR017

AMG Funds Annual Report — December 31, 2021

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	9

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	11

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	12

Detail of changes in assets for the past two fiscal years

Financial Highlights	13

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	16

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

OTHER INFORMATION	22

TRUSTEES AND OFFICERS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ended December 31, 2021, was marked by the continued extraordinary recovery amid an unprecedented global effort to stop the COVID-19 pandemic. Equities rallied to new record highs amid better-than-expected corporate earnings, colossal fiscal and monetary stimulus programs, and an improving economic backdrop. Since the market bottom on March 23, 2020, the S&P 500® Index has gained over 119%. Businesses and consumers contended with disrupted supply chains and rising prices on a wide range of goods such as lumber and gasoline, and outbreaks of coronavirus variants kept the world on edge. Volatility increased in September as investors grew more concerned about rising inflation and more hawkish global central bank policies, but equities were resilient and finished the fiscal year with a strong rally.

The S&P 500® gained 28.71% during the year and all sectors produced double-digit returns, but there was very wide dispersion in performance. Energy and real estate led the market with returns of 54.72% and 46.20%, respectively. On the other hand, utilities and consumer staples lagged with returns of 17.63% and 18.63%, respectively. Growth stocks edged out Value stocks as the Russell 1000® Growth Index returned 27.60% compared to the 25.16% return for the Russell 1000® Value Index. Small cap stocks underperformed as the Russell 2000® Index returned 14.82%. Within small caps, the Value-Growth disparity was much more pronounced as the Russell 2000® Value Index returned 28.27% compared to 2.83% for the Russell 2000® Growth Index. Outside the U.S., foreign developed markets lagged their U.S. counterparts with an 11.26% return for the MSCI EAFE Index. A major regulatory crackdown in China shook investor confidence in Chinese equities and caused emerging markets to underperform with a (2.54)% return for the MSCI Emerging Markets Index.

Interest rates lifted off from near-historic lows as the vaccine rollout initiated a return to normalcy and the economic outlook improved. The 10-year Treasury yield rose 59 basis points to 1.52% and ended the year slightly shy of its post-pandemic high. The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, lost (1.54)% over the period. While risk appetite was strong, rising rates still hurt returns for investment-grade corporate bonds, which lost (1.04)% during the year. The global search for yield helped high-yield bonds outperform the investment-grade market with a 5.28% return as measured by the return of the Bloomberg U.S. Corporate High Yield Bond Index. Municipal bonds benefited from a strong technical backdrop, which drove a 1.52% return for the Bloomberg Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne President AMG Funds
		Periods ended
Average Annual Total Returns		December 31, 2021*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	28.71%	26.07%	18.47%

Small Cap	(Russell 2000® Index)	14.82%	20.02%	12.02%

International	(MSCI ACWI ex USA)	7.82%	13.18%	9.61%

Bonds:

Investment Grade	(Bloomberg U.S. Aggregate Bond Index)	(1.54)%	4.79%	3.57%

High Yield	(Bloomberg U.S. Corporate High Yield Bond Index)	5.28%	8.83%	6.30%

Tax-exempt	(Bloomberg Municipal Bond Index)	1.52%	4.73%	4.17%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	0.09%	1.23%	1.31%

*Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses

You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds

Six Months Ended December 31, 2021	Expense Ratio for the Period	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expenses Paid During the Period*
AMG Managers CenterSquare Real Estate Fund

Based on Actual Fund Return

Class N	1.12%	$1,000	$1,156	$6.09

Class I	1.01%	$1,000	$1,156	$5.49

Class Z	0.87%	$1,000	$1,157	$4.73

Based on Hypothetical 5% Annual Return

Class N	1.12%	$1,000	$1,020	$5.70

Class I	1.01%	$1,000	$1,020	$5.14

Class Z	0.87%	$1,000	$1,021	$4.43

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG Managers CenterSquare Real Estate Fund Portfolio Manager’s Comments (unaudited)

THEYEARINREVIEW

For the year ended December 31, 2021,
AMG Managers CenterSquare Real Estate
Fund (the “Fund”) Class N shares returned
39.45%, compared to 45.91% for its
benchmark, the Dow Jones U.S. Select
REIT Index. During the same period, the
S&P 500® Index returned 28.71%.

MARKET SUMMARY - 2021

In 2021, the U.S. Real Estate Investment
Trusts (“REITS”) market reached its
highest total annual return ever recorded;
outperforming the broad equity
benchmarks in each quarter of the year.
The Dow Jones U.S. Select REIT Index
outperformed both the S&P 500® and the
Dow Jones Industrial Average for the year.
The rapidly improving economic
environment was led by the COVID re-
opening early in the year, following positive
news around COVID vaccines. As the delta
wave of the pandemic ebbed, and early
evidence from the omicron variant
suggested a far less virulent, yet a more
contagious phase of the disease, investor
focus returned to the strong economic
growth and recovery. Toward the end of
2021, the U.S. Federal Reserve (Fed)
decided to taper its purchases of fixed
income securities and announced that rate
hikes are likely to occur throughout 2022.
Additionally, this COVID related recovery
phase led to a correspondingly sharp
rebound in commercial real estate
operating trends in terms of rising
occupancy and rental rates that proved
highly beneficial for REIT stock prices in
2021.

PERFORMANCE ATTRIBUTION
AND POSITIONING

All property sectors and over three-
quarters of all REITs produced double-
digit total returns during the year. The
REIT sector total returns were led by
regional malls, shopping centers, and
apartments, which first saw their
fortunes turn early in the year and
continue to rise throughout the year.
Regional malls, the leading property
sector in 2021, returned more than 90%.
Residential REITs in all forms - —
apartments, single family rentals, or
manufactured housing - —posted above-
average returns. During the economic
re-opening, which followed the low point
of the pandemic, the economy witnessed
a surge in household formation, which
drove demand for living arrangements
among white-collar professionals, and
therefore raised rents and occupancy
rates. These pandemic-triggered
changes in living patterns also
contributed in driving demand for the
self-storage sector, which returned
nearly 80%.

Sector selection was a negative
contributor to Fund performance in 2021.
This was primarily due to low exposure
to regional malls, self storage, and an
out-of-benchmark position in the cell
tower sector. Meanwhile, this was
partially offset by the positive impact
from an underweight in net lease, health

care, and office sectors. Stock
selection within the data center and
health care sectors also detracted
from results, while self storage and
net lease holdings were positive.

We believe the Fund is balanced to
protect against sustained inflation while
simultaneously capturing the growth that
is resulting from the economy’s COVID-
related recovery. In 2022, we believe
that economic growth will remain above
long-term trends, however be somewhat
lower in comparison to 2021 due to the
twin specters of higher inflation and a
still unsettled pandemic. While
macroeconomic risks remain, we are
optimistic for REITs and commercial real
estate. Good operating fundamentals
are driving healthy cash flow growth;
which in turn improves REITs’ well-
covered dividend yields. Inflation has the
potential to create a stronger bid for hard
assets and support higher rental rates.
Meanwhile, rising construction costs
would throttle back new supply and
increase the value of existing assets.

The views expressed represent the
opinions of CenterSquare
Investment Management, LLC and
are not intended as a forecast or
guarantee of future results, and are
subject to change without notice.

AMG Managers CenterSquare Real Estate Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers CenterSquare Real Estate Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers CenterSquare Real Estate Fund’s Class N shares on December 31, 2011, to a $10,000 investment made in the Dow Jones U.S. Select REIT Index and S&P 500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers CenterSquare Real Estate Fund, Dow Jones U.S. Select REIT Index and S&P 500® Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Managers CenterSquare Real Estate Fund2, [3,4,5,6,7]

Class N	39.45%	10.69%	11.28%	9.52%	12/31/97

Class I	39.53%	—	—	10.54%	02/24/17

Class Z	39.80%	—	—	10.68%	02/24/17

Dow Jones U.S. Select REIT Index[8]	45.91%	9.65%	10.70%	9.39%	12/31/97	†

S&P 500® Index[9]	28.71%	18.47%	16.55%	8.87%	12/31/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[4]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[5]

Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

[6]

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[7]

Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

8

The Dow Jones U.S. Select REIT Index measures U.S. publicly traded real estate investment trusts. Unlike the Fund, the Dow Jones U.S. Select REIT Index is unmanaged, is not available for investment and does not incur expenses.

9

The S&P 500® Index is capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment and does not incur expenses.

The Dow Jones U.S. Select REIT Index is proprietary data of Standard & Poor’s Dow Jones Indices LLC, a division of McGraw-Hill Companies, Inc. All rights reserved.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers CenterSquare Real Estate Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets

Diversified	31.5

Apartments	17.1

Warehouse/Industrials	11.2

Health Care	9.3

Storage	6.8

Office Property	6.3

Shopping Centers	4.4

Hotels	3.9

Single Tenant	3.7

Manufactured Homes	3.1

Regional Malls	2.1

Short-Term Investments	0.7

Other Assets Less Liabilities	(0.1)

TOP TEN HOLDINGS

% of
Security Name	Net Assets
American Tower Corp.	8.8
Prologis, Inc.	7.0

Equinix, Inc.	6.0
Crown Castle International Corp.	5.1

Invitation Homes, Inc.	4.2
Public Storage	3.4

AvalonBay Communities, Inc.	3.2
Sun Communities, Inc.	3.1

Ventas, Inc.	2.8
UDR, Inc.	2.6

Top Ten as a Group	46.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers CenterSquare Real Estate Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value

REITs - 99.4%

Apartments - 17.1%

American Campus Communities, Inc.	68,746	$3,938,458

AvalonBay Communities, Inc.	31,080	7,850,497

Equity Residential	70,930	6,419,165

Essex Property Trust, Inc.	3,965	1,396,592

Independence Realty Trust, Inc.	64,320	1,661,386

Invitation Homes, Inc.	228,052	10,339,878

Mid-America Apartment Communities, Inc.	16,170	3,710,045

UDR, Inc.	107,094	6,424,569

Total Apartments		41,740,590

Diversified - 31.5%

American Tower Corp.	73,043	21,365,077

Crown Castle International Corp.	59,690	12,459,691

Digital Realty Trust, Inc.	20,460	3,618,760

Duke Realty Corp.	92,960	6,101,894

EPR Properties	19,370	919,881

Equinix, Inc.	17,300	14,633,032

Outfront Media, Inc.	60,600	1,625,292

SBA Communications Corp., Class A	14,530	5,652,461

VICI Properties, Inc.	102,320	3,080,855

WeWork, Inc., Class A*	36,876	317,134

Weyerhaeuser Co.	148,190	6,102,464

WP Carey, Inc.	11,660	956,703

Total Diversified		76,833,244

Health Care - 9.3%

Diversified Healthcare Trust	112,393	347,294

Healthpeak Properties, Inc.	100,017	3,609,614

Medical Properties Trust, Inc.	207,582	4,905,163

Omega Healthcare Investors, Inc.	35,050	1,037,129

Sabra Health Care, Inc.	142,160	1,924,846

Ventas, Inc.	131,631	6,728,977

Welltower, Inc.	48,670	4,174,426

Total Health Care		22,727,449

Hotels - 3.9%

Apple Hospitality, Inc.	24,130	389,700

Host Hotels & Resorts, Inc.*	131,622	2,288,907

MGM Growth Properties LLC, Class A	81,310	3,321,513

Park Hotels & Resorts, Inc.*	69,340	1,309,139

Xenia Hotels & Resorts, Inc.*	118,972	2,154,583

Total Hotels		9,463,842

Manufactured Homes - 3.1%

Sun Communities, Inc.	36,098	7,579,497

	Shares	Value

Office Property - 6.3%

Alexandria Real Estate Equities, Inc.	8,860	$1,975,426

Cousins Properties, Inc.	57,730	2,325,364

Empire State Realty Trust, Inc., Class A	58,729	522,688

Hudson Pacific Properties, Inc.	77,690	1,919,720

JBG SMITH Properties	73,760	2,117,650

Kilroy Realty Corp.	50,610	3,363,540

SL Green Realty Corp.	15,360	1,101,312

Veris Residential Inc*	111,136	2,042,680

Total Office Property		15,368,380

Regional Malls - 2.1%

Simon Property Group, Inc.	32,640	5,214,893

Shopping Centers - 4.4%

Acadia Realty Trust	114,010	2,488,838

Brixmor Property Group, Inc.	184,295	4,682,936

Kite Realty Group Trust	41,040	893,851

Phillips Edison & Co., Inc.	39,886	1,317,834

RPT Realty	91,460	1,223,735

Total Shopping Centers		10,607,194

Single Tenant - 3.7%

Agree Realty Corp.	77,260	5,513,273

Four Corners Property Trust, Inc.	56,960	1,675,194

NETSTREIT Corp.	78,310	1,793,299

Total Single Tenant		8,981,766

Storage - 6.8%

Extra Space Storage, Inc.	8,940	2,026,966

Life Storage, Inc.	41,940	6,424,369

Public Storage	21,800	8,165,408

Total Storage		16,616,743

Warehouse/Industrials - 11.2%

Americold Realty Trust	77,542	2,542,602

First Industrial Realty Trust, Inc.	32,429	2,146,800

Prologis, Inc.	101,430	17,076,755

Rexford Industrial Realty, Inc.	67,110	5,443,292

Total Warehouse/Industrials		27,209,449

Total REITs

(Cost $183,769,148)		242,343,047

The accompanying notes are an integral part of these financial statements.

AMG Managers CenterSquare Real Estate Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Short-Term Investments - 0.7%

Other Investment Companies - 0.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[1]	602,623	$602,623

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[1]	602,623	602,623

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[1]	620,884	620,884
Total Short-Term Investments

(Cost $1,826,130)		1,826,130

Value

Total Investments - 100.1%
(Cost $185,595,278)	$244,169,177
Other Assets, less Liabilities - (0.1)%	(321,198)
Net Assets - 100.0%	$243,847,979

* Non-income producing security.	REITsReal Estate Investment Trusts
[1]	Yield shown represents the December 31, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities

REITs†	$242,343,047	—	—	$242,343,047

Short-Term Investments
Other Investment Companies	1,826,130	—	—	1,826,130

Total Investments in Securities	$244,169,177	—	—	$244,169,177

†	All REITs held in the Fund are Level 1 securities. For a detailed breakout of REITs by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2021

AMG Managers CenterSquare Real Estate Fund

Assets:

Investments at value[1]	$244,169,177

Receivable for investments sold	788,946

Dividend and interest receivables	688,670

Receivable for Fund shares sold	122,178

Prepaid expenses and other assets	17,326

Total assets	245,786,297

Liabilities:

Payable for investments purchased	1,357,990

Payable for Fund shares repurchased	267,337

Accrued expenses:

Investment advisory and management fees	130,131

Administrative fees	29,697

Shareholder service fees	32,705

Other	120,458

Total liabilities	1,938,318

Net Assets	$243,847,979

[1] Investments at cost	$185,595,278

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

AMG Managers CenterSquare Real Estate Fund

Net Assets Represent:

Paid-in capital	$183,753,487

Total distributable earnings	60,094,492

Net Assets	$243,847,979

Class N:

Net Assets	$104,437,528

Shares outstanding	7,429,409

Net asset value, offering and redemption price per share	$14.06

Class I:

Net Assets	$102,347,383

Shares outstanding	7,282,753

Net asset value, offering and redemption price per share	$14.05

Class Z:

Net Assets	$37,063,068

Shares outstanding	2,636,054

Net asset value, offering and redemption price per share	$14.06

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended December 31, 2021

AMG Managers CenterSquare Real Estate Fund
Investment Income:

Dividend income	$3,999,326

Total investment income	3,999,326

Expenses:

Investment advisory and management fees	1,224,130

Administrative fees	306,032

Shareholder servicing fees Class N	239,979

Shareholder servicing fees Class I	111,442

Reports to shareholders	70,575

Professional fees	45,036

Registration fees	39,352

Custodian fees	35,721

Trustee fees and expenses	13,907

Transfer agent fees	12,284

Miscellaneous	5,668

Repayment of prior reimbursements	22,376

Total expenses before offsets	2,126,502

Expense reductions	(1,528)

Net expenses	2,124,974

Net investment income	1,874,352

Net Realized and Unrealized Gain:

Net realized gain on investments	25,283,218

Net change in unrealized appreciation/depreciation on investments	41,316,511

Net realized and unrealized gain	66,599,729

Net increase in net assets resulting from operations	$68,474,081

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Managers CenterSquare Real Estate Fund

	2021	2020

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$1,874,352	$1,828,559

Net realized gain (loss) on investments	25,283,218	(14,812,568)

Net change in unrealized appreciation/depreciation on investments	41,316,511	(102,911)

Net increase (decrease) in net assets resulting from operations	68,474,081	(13,086,920)

Distributions to Shareholders:

From net investment income and/or realized gain on investments:

Class N	(4,071,602)	(1,282,007)

Class I	(4,005,476)	(621,810)

Class Z	(1,361,068)	(122,598)

From paid-in capital:

Class N	—	(929,911)

Class I	—	(451,033)

Class Z	—	(88,927)

Total distributions to shareholders	(9,438,146)	(3,496,286)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	43,757,761	(71,175,043)

Total increase (decrease) in net assets	102,793,696	(87,758,249)

Net Assets:

Beginning of year	141,054,283	228,812,532

End of year	$243,847,979	$141,054,283

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Managers CenterSquare Real Estate Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,	For the fiscal year ended October 31,

Class N	2021	2020	2019	2018	2017[1]	2017[2]

Net Asset Value, Beginning of Period	$10.51	$11.04	$9.56	$10.43	$11.02	$11.68

Income (loss) from Investment Operations:

Net investment income[3,4]	0.10	0.11	0.18	0.15	0.09 [5]	0.10

Net realized and unrealized gain (loss) on investments	4.00	(0.42)	1.99	(0.73)	0.34	0.42

Total income (loss) from investment operations	4.10	(0.31)	2.17	(0.58)	0.43	0.52

Less Distributions to Shareholders from:

Net investment income	(0.21)	(0.13)	(0.21)	(0.19)	(0.06)	(0.21)

Net realized gain on investments	(0.34)	—	(0.48)	(0.07)	(0.96)	(0.97)

Paid in capital	—	(0.09)	—	(0.03)	—	—

Total distributions to shareholders	(0.55)	(0.22)	(0.69)	(0.29)	(1.02)	(1.18)

Net Asset Value, End of Period	$14.06	$10.51	$11.04	$9.56	$10.43	$11.02
Total Return[4,6]	39.45%	(2.61)%	22.90%	(5.55)%	3.95%[7]	4.75%

Ratio of net expenses to average net assets[8]	1.12%[9]	1.11%	1.10%	1.11%	1.04%[10]	1.08%

Ratio of gross expenses to average net assets[11]	1.12%[9]	1.15%	1.10%	1.12%	1.06%[10,12]	1.09%

Ratio of net investment income to average net assets[4]	0.84%	1.07%	1.62%	1.50%	3.61%[10]	0.91%

Portfolio turnover	68%	131%	76%	57%	13%[7]	71%

Net assets end of period (000’s) omitted	$104,438	$90,167	$166,047	$169,546	$235,690	$243,684

AMG Managers CenterSquare Real Estate Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,	For the fiscal period ended October 31,

Class I	2021	2020	2019	2018	2017[1]	2017[13]

Net Asset Value, Beginning of Period	$10.51	$11.04	$9.56	$10.43	$11.02	$11.22

Income (loss) from Investment Operations:

Net investment income[3,4]	0.12	0.12	0.19	0.17	0.09 [5]	0.11

Net realized and unrealized gain (loss) on investments	3.98	(0.42)	1.99	(0.73)	0.34	(0.26)

Total income (loss) from investment operations	4.10	(0.30)	2.18	(0.56)	0.43	(0.15)

Less Distributions to Shareholders from:

Net investment income	(0.22)	(0.13)	(0.22)	(0.21)	(0.06)	(0.05)

Net realized gain on investments	(0.34)	—	(0.48)	(0.07)	(0.96)	—

Paid in capital	—	(0.10)	—	(0.03)	—	—

Total distributions to shareholders	(0.56)	(0.23)	(0.70)	(0.31)	(1.02)	(0.05)

Net Asset Value, End of Period	$14.05	$10.51	$11.04	$9.56	$10.43	$11.02
Total Return[4,6]	39.53%	(2.47)%	23.06%	(5.40)%	3.97%[7]	(1.30)%[7]

Ratio of net expenses to average net assets[14]	1.00%[9]	0.98%	0.97%	0.98%	0.90%[10]	0.94%[10]

Ratio of gross expenses to average net assets[11]	1.00%[9]	1.02%	0.97%	0.99%	0.92%[10,12]	0.95%[10]

Ratio of net investment income to average net assets[4]	0.96%	1.19%	1.75%	1.64%	3.75%[10]	1.46%[10]

Portfolio turnover	68%	131%	76%	57%	13%[7]	71%[7]

Net assets end of period (000’s) omitted	$102,347	$50,587	$56,324	$54,734	$58,716	$57,902

AMG Managers CenterSquare Real Estate Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,	For the fiscal period ended October 31,

Class Z	2021	2020	2019	2018	2017[1]	2017[13]

Net Asset Value, Beginning of Period	$10.51	$11.04	$9.56	$10.43	$11.02	$11.22

Income (loss) from Investment Operations:

Net investment income[3,4]	0.14	0.13	0.21	0.18	0.09 [5]	0.12

Net realized and unrealized gain (loss) on investments	3.99	(0.42)	1.99	(0.73)	0.34	(0.26)

Total income (loss) from investment operations	4.13	(0.29)	2.20	(0.55)	0.43	(0.14)

Less Distributions to Shareholders from:

Net investment income	(0.24)	(0.14)	(0.24)	(0.22)	(0.06)	(0.06)

Net realized gain on investments	(0.34)	—	(0.48)	(0.07)	(0.96)	—

Paid in capital	—	(0.10)	—	(0.03)	—	—

Total distributions to shareholders	(0.58)	(0.24)	(0.72)	(0.32)	(1.02)	(0.06)

Net Asset Value, End of Period	$14.06	$10.51	$11.04	$9.56	$10.43	$11.02
Total Return[4,6]	39.80%	(2.34)%	23.21%	(5.30)%	4.00%[7]	(1.27)%[7]

Ratio of net expenses to average net assets[14]	0.87%[9]	0.86%	0.85%	0.86%	0.79%[10]	0.83%[10]

Ratio of gross expenses to average net assets[11]	0.87%[9]	0.90%	0.85%	0.87%	0.81%[10,12]	0.84%[10]

Ratio of net investment income to average net assets[4]	1.09%	1.32%	1.87%	1.75%	3.86%[10]	1.57%[10]

Portfolio turnover	68%	131%	76%	57%	13%[7]	71%[7]

Net assets end of period (000’s) omitted	$37,063	$300	$6,441	$278	$149	$143

[1]	The Fund changed its fiscal year end from October 31 to December 31.
[2]	Effective February 27, 2017, Class S was renamed Class N.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.08, $0.08 and $0.08 for Class N, Class I, and Class Z, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	Not annualized.
[8]

Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2021, 0.01% for the fiscal year ended December 31, 2020, less than 0.01% for the fiscal year ended December 31, 2019, 0.01% for the fiscal year ended December 31, 2018, less than 0.01% for the period ended December 31, 2017, and 0.01% for the fiscal year ended October 31, 2017.

[9]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.
[10]	Annualized.
[11]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[12]	Ratio does not reflect the annualization of audit, excise tax and organization expenses.
[13]	Commencement of operations was on February 27, 2017.
[14]

Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2021, 0.01% for the fiscal year ended December 31, 2020, less than 0.01% for the fiscal year ended December 31, 2019, 0.01% for the fiscal year ended December 31, 2018, less than 0.01% for the period ended December 31, 2017, and 0.01% for the period ended October 31, 2017.

Notes to Financial Statements December 31, 2021

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the AMG Managers CenterSquare Real Estate Fund (the “Fund”).

The Fund offers Class N, Class I, and Class Z shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund is non-diversified. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

On November 2, 2021, the Board of Trustees of the Trust (the “Board”) approved, subject to shareholder approval, a proposed Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of the Fund into Cromwell CenterSquare Real Estate Fund (“Cromwell CenterSquare Fund”) (the “Reorganization”), which is a new series of Total Fund Solution. The Cromwell CenterSquare Fund’s investment adviser will be Cromwell Investment Advisors, LLC and the investment subadviser will be CenterSquare Investment Management, LLC (“CenterSquare”), the current subadviser to the Fund. The Plan sets forth the terms by which the Fund would transfer all of its assets and liabilities to Cromwell CenterSquare Fund in exchange for shares of the Cromwell CenterSquare Fund, and subsequently distribute the Cromwell CenterSquare Fund shares to Fund shareholders in complete liquidation of the Fund

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Fund and thus Fund performance.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities, including Real Estate Investment Trusts (“REITS”), traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted mean between the last quoted bid and ask prices (the “mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price. Effective October 1, 2021, equity securities, including REITS, lacking any sales and traded in the over-the-counter market (other than NMS securities) are valued at the bid price. There was no impact to the Fund relating to changes in valuation policy.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board. Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.

Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from REITS may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31, 2021, the impact on the expenses and expense ratios was $1,528 and less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from net investment income, if any, are generally declared and paid quarterly in March, June, September and December. Net realized capital gains, if any, are generally declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. There were no permanent differences during the year. Temporary differences are due to wash sale loss deferrals.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

Distributions paid from:	2021	2020

Ordinary income *	$1,874,352	$1,828,559

Long-term capital gains	7,563,794	197,856
Paid-in capital	—	1,469,871

	$9,438,146	$3,496,286

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2021, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Undistributed long-term capital gains	$3,681,568

At December 31, 2021, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net Appreciation
$187,756,252	$60,549,257	$(4,136,333)	$56,412,924

Notes to Financial Statements (continued)

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2021, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2021, the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended December 31, 2022, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

For the fiscal year ended December 31, 2021, the Fund utilized capital loss carryovers in the amount of:

Short-Term	Long-Term
$8,965,871	$3,421,430

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2021 and December 31, 2020, the capital stock transactions by class for the Fund were as follows:

	December 31, 2021		December 31, 2020

	Shares	Amount	Shares	Amount
Class N:

Proceeds from sale of shares	786,944	$9,506,090	1,376,004	$13,676,168

Reinvestment of distributions	301,576	3,945,006	228,665	2,142,002

Cost of shares repurchased	(2,235,991)	(26,884,374)	(8,064,072)	(78,993,444)

Net decrease	(1,147,471)	$(13,433,278)	(6,459,403)	$(63,175,274)

Class I:

Proceeds from sale of shares	3,840,023	$42,365,653	2,489,237	$24,258,994

Reinvestment of distributions	300,610	3,931,764	106,296	1,011,435

Cost of shares repurchased	(1,670,610)	(20,551,396)	(2,883,258)	(28,728,328)

Net increase (decrease)	2,470,023	$25,746,021	(287,725)	$(3,457,899)

Class Z:

Proceeds from sale of shares	2,506,564	$30,102,555	973,514	$10,469,675

Reinvestment of distributions	102,649	1,361,068	23,315	211,525

Cost of shares repurchased	(1,686)	(18,605)	(1,551,637)	(15,223,070)

Net increase (decrease)	2,607,527	$31,445,018	(554,808)	$(4,541,870)

At December 31, 2021, certain unaffiliated shareholders of record individually or collectively held greater than 10% of the net assets of the Fund as follows: one owns 15%. Transactions by these shareholders may have a material impact on the Fund.

Notes to Financial Statements (continued)

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by CenterSquare who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2021, the Fund paid an investment management fee at the annual rate of 0.60% of average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of the Fund to the annual rate of 0.87% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

At December 31, 2021, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration
Period
1-2 years	$24,269

Total	$24,269

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For each of the Class N shares and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2021, were as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred
Class N	0.25%	0.25%

Class I	0.15%	0.13%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2021, the Fund had no interfund loans outstanding.

The Fund did not utilize the interfund loan program during the fiscal year ended December 31, 2021.

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2021, were $173,636,187 and $136,647,252, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2021.

4. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

5. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements, except at a special meeting held on February 17, 2022, the shareholders of the Fund approved the Reorganization. The Reorganization is expected to close on or about March 7, 2022.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND SHAREHOLDERS OF AMG MANAGERS CENTERSQUARE REAL ESTATE FUND

Opinion on the Financial Statements

investments, of AMG Managers CenterSquare Real Estate Fund (one of the funds constituting AMG Funds I, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America. We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

Other Information (unaudited)

TAX INFORMATION

AMG Managers CenterSquare Real Estate Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2021 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers CenterSquare Real Estate Fund hereby designates $7,563,794 as a capital gain distribution with respect to the taxable year ended December 31, 2021, or if subsequently determined to be different, the net capital gains of such year. AMG Managers CenterSquare Real Estate Fund hereby designates $1,705,300 as a 199A dividend with respect to the taxable calendar year ended December 31, 2021, or if subsequently determined to be different, the 199A dividend of such calendar year.

AMG Managers CenterSquare Real Estate Fund previously announced the estimated sources of its distributions paid during the year ended December 31, 2021. AMG Managers CenterSquare Real Estate Fund has reclassified certain of those distributions previously announced as constituting ordinary income and capital gain distributions.

Pursuant to Rule 19a-1(e) under the Investment Company Act of 1940, as amended, the information in the table below supersedes the Fund’s previously announced estimated sources of its distributions paid during the year ended December 31, 2021.

Please note that the information in the table below is for financial accounting purposes only. Form 1099-DIV received by shareholders for the calendar year specifies how shareholders should characterize and report distributions paid by the Fund during the year for U.S. federal income tax purposes.

Distributions paid from:
Ordinary income	$1,874,352

Long-term capital gains	7,563,794

Total	$9,438,146

PROXY VOTE

A special meeting of the shareholders of AMG Managers CenterSquare Real Estate Fund (the “Fund”) was held on February 17, 2022, to vote on a proposal to reorganize the Fund into the Cromwell CenterSquare Real Estate Fund (“Cromwell CenterSquare Fund”), a newly created series of Total Fund Solutions.

		Number of Eligible Shareholders
Proposal 1	For	Against	Abstain

To approve the Agreement and Plan of Reorganization (the “Plan”) approved by the Board of Trustees of AMG Funds I, which provides for the reorganization of the Fund into Cromwell CenterSquare Fund.	7,428,224	213,014	886,012

% of Shares Present	87.11%	2.50%	10.39%

% of Outstanding Shares	43.79%	1.26%	5.22%

Fund Totals:	Shares
Record Total	16,964,238

Shares Voted	8,527,250
Percent Present	50.27%

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 680 Washington Blvd., Suite 500, Stamford, CT. 06901

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 42 Funds in Fund Complex	Bruce B. Bingham, 73 Partner, Hamilton Partners (real estate development firm) (1987-Current); Director of The Yacktman Funds (2 portfolios) (2000-2012).

• Trustee since 2013 • Chairman of the Audit Committee since 2021 • Oversees 46 Funds in Fund Complex

Kurt A. Keilhacker, 58

Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA (2002-2019).

• Trustee since 2000 • Oversees 42 Funds in Fund Complex

Steven J. Paggioli, 71

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Independent Chairman • Trustee since 2000 • Oversees 46 Funds in Fund Complex

Eric Rakowski, 63

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex

Victoria L. Sassine, 56

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson of the Board of Directors of Business Management Associates (2018 to 2019).

• Trustee since 2000 • Oversees 42 Funds in Fund Complex

Thomas R. Schneeweis, 74

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Co-Founder and Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director, CAIA Foundation (2010-2019); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC (formerly Schneeweis Partners, LLC) (2001-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

AMG Funds Trustees and Officers (continued)

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 46 Funds in Fund Complex

Christine C. Carsman, 69

Affiliated Managers Group, Inc. (2004-Present): Senior Policy Advisor (2019-Present), Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel (2017-2018), Senior Vice President and Deputy General Counsel (2011-2016), Senior Vice President and Chief Regulatory Counsel (2007-2011), Vice President and Chief Regulatory Counsel (2004-2007); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Director Emeritus of Harding, Loevner Funds, Inc. (0 Portfolios) (2021- Present); Director of Harding, Loevner Funds, Inc. (9 portfolios) (2017-2020).

• Trustee since 2021 • Oversees 46 Funds in Fund Complex

Garret W. Weston, 40

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Co-Head of Affiliate Engagement (2021-Present), Senior Vice President, Affiliate Development (2016-2021), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2012-2015), Senior Associate, New Investments (2008-2012); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 63

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 56

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 55

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 51

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics since 2019

Patrick J. Spellman, 47

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 36

Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

AMG Funds Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 44

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014).

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

CenterSquare Investment Management, Inc.

630 W Germantown Pike Suite 300

Plymouth Meeting, PA 19462

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Fund’s website at amgfunds.com. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com	123121 AR017

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Fund for the Fund’s two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2021	Fiscal 2020
AMG Managers CenterSquare Real Estate Fund	$32,062	$30,634

(b) Audit-Related Fees

There were no fees billed by PwC to the Fund in its two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Fund for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2021	Fiscal 2020
AMG Managers CenterSquare Real Estate Fund	$7,450	$7,450

For the Fund’s two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2020, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Fund for all other non-audit services (“Other Fees”) during the Fund’s two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Fund. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2021 and 2020 for non-audit services rendered to the Fund and Fund Service Providers were $53,950 and $56,950, respectively. For the fiscal year ended December 31, 2021, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $46,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2020, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG Funds I

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date: February 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date: February 28, 2022

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date: February 28, 2022